EXHIBIT 4.3
                                                                     -----------



                                                                  EXECUTION COPY



                                  $200,000,000

                             INTERLINE BRANDS, INC.

                   11 1/2% SENIOR SUBORDINATED NOTES DUE 2011

                          REGISTRATION RIGHTS AGREEMENT
                          -----------------------------



                                                                    May 23, 2003

Credit Suisse First Boston LLC
J.P. Morgan Securities Inc.
Fleet Securities, Inc.
Wachovia Securities Inc.
BNY Capital Markets, Inc.
     c/o Credit Suisse First Boston LLC
         Eleven Madison Avenue
              New York, New York 10010-3629

Dear Sirs:

     Interline Brands, Inc., a New Jersey corporation (the "ISSUER"), proposes to issue and sell to Credit Suisse First Boston LLC ("CSFB"), J.P. Morgan Securities Inc. ("JPMORGAN") and the other purchasers (collectively, the "INITIAL PURCHASERS") set forth in Schedule A to the purchase agreement dated May 12, 2003 (the "PURCHASE AGREEMENT") among the Issuer, the Guarantors (as defined below) and the Initial Purchasers named therein, upon the terms set forth in the Purchase Agreement, $200,000,000 aggregate principal amount of its 11 1/2% Senior Subordinated Notes due 2011 (the "INITIAL SECURITIES") to be guaranteed (the "GUARANTIES") by the guarantors set forth in Schedule B to the Purchase Agreement (the "GUARANTORS" and, collectively with the Issuer, the "COMPANY"). The Initial Securities will be issued pursuant to an Indenture to be dated the Closing Date (as defined in the Purchase Agreement) (the "INDENTURE"), among the Issuer, the Guarantors named therein and The Bank of New York, as trustee (the "TRUSTEE").

     On the date hereof, the Issuer has also entered into an escrow agreement (the "ESCROW AGREEMENT") with The Bank of New York, as escrow agent (the "ESCROW AGENT").

     As an inducement to the Initial Purchasers to enter into the Purchase Agreement, the Company agrees with the Initial Purchasers, for the benefit of the Initial Purchasers and the holders of the Securities (as defined below) (collectively the "HOLDERS"), and the Market-Maker (as defined below), as follows:

     1. REGISTERED EXCHANGE OFFER. Unless not permitted by applicable law (after the Company has complied with the ultimate paragraph of this Section 1), the Company shall prepare and, not later than 90 days (such 90th day being an "EXCHANGE OFFER FILING DEADLINE") after the date on which the Initial Purchasers purchase the Initial Securities pursuant to the Purchase Agreement (the "CLOSING DATe"), file with the Securities and Exchange Commission (the "COMMISSION") a registration statement (the "EXCHANGE OFFER REGISTRATION STATEMENT") on an appropriate form under the Securities Act of 1933 (the "SECURITIES ACT"), with respect to a proposed offer (the "REGISTERED EXCHANGE OFFER") to the Holders of Transfer Restricted Securities (as defined in Section 7 hereof), who are not prohibited by any law or policy of the Commission from participating in the Registered Exchange Offer, to issue and deliver to such Holders, in exchange for the Initial Securities, a like aggregate principal amount of debt securities of the Company issued under the Indenture, identical in all material respects to the Initial Securities and registered under the Securities Act (the "EXCHANGE SECURITIES"). The Company shall use its commercially reasonable efforts to (i) cause such Exchange Offer Registration Statement to become effective under the Securities Act within

180 days after the Closing Date (such 180th day being an "EXCHANGE OFFER EFFECTIVENESS DEADLINE") and (ii) keep the Exchange Offer Registration Statement effective for not less than 30 days (or longer, if required by applicable law) after the date notice of the Registered Exchange Offer is mailed to the Holders (such period being called the "EXCHANGE OFFER REGISTRATION PERIOD").

     If the Company commences the Registered Exchange Offer, the Company (i) will be entitled to consummate the Registered Exchange Offer 30 days after such commencement (provided that the Company has accepted all the Initial Securities theretofore validly tendered in accordance with the terms of the Registered Exchange Offer) and (ii) will use commercially reasonable efforts to consummate the Registered Exchange Offer no later than 40 days after the date on which the Exchange Offer Registration Statement is declared effective (such 40th day being the "CONSUMMATION DEADLINE").

     Following the declaration of the effectiveness of the Exchange Offer Registration Statement, the Company shall promptly commence the Registered Exchange Offer, it being the objective of such Registered Exchange Offer to enable each Holder of Transfer Restricted Securities electing to exchange the Initial Securities for Exchange Securities (assuming that such Holder is not an affiliate of the Company within the meaning of the Securities Act, acquires the Exchange Securities in the ordinary course of such Holder's business and has no arrangements with any person to participate in the distribution of the Exchange Securities and is not prohibited by any law or policy of the Commission from participating in the Registered Exchange Offer) to trade such Exchange Securities from and after their receipt without any limitations or restrictions under the Securities Act and without material restrictions under the securities laws of the several states of the United States.

     The Company acknowledges that, pursuant to current interpretations by the Commission's staff of Section 5 of the Securities Act, in the absence of an applicable exemption therefrom, (i) each Holder which is a broker-dealer electing to exchange Initial Securities, acquired for its own account as a result of market making activities or other trading activities, for Exchange Securities (an "EXCHANGING DEALER"), is required to deliver a prospectus containing the information set forth in (a) Annex A hereto on the cover, (b) Annex B hereto in the "Exchange Offer Procedures" section and the "Purpose of the Exchange Offer" section, and (c) Annex C hereto in the "Plan of Distribution" section of such prospectus in connection with a sale of any such Exchange Securities received by such Exchanging Dealer pursuant to the Registered Exchange Offer and (ii) an Initial Purchaser that elects to sell Securities (as defined below) acquired in exchange for Initial Securities constituting any portion of an unsold allotment, is required to deliver a prospectus containing the information required by Items 507 or 508 of Regulation S-K under the Securities Act, as applicable, in connection with such sale. All references in this Agreement to "prospectus" shall, except when the context otherwise requires, include any prospectus (or amendment or supplement thereto) filed with the Commission pursuant to Section 4 of this Agreement.

     The Company shall use its commercially reasonable efforts to keep the Exchange Offer Registration Statement effective and to amend and supplement the prospectus contained therein, in order to permit such prospectus to be lawfully delivered by all persons subject to the prospectus delivery requirements of the Securities Act for such period of time as such persons must comply with such requirements in order to resell the Exchange Securities; provided, however, that
(i) in the case where such prospectus and any amendment or supplement thereto must be delivered by an Exchanging Dealer or an Initial Purchaser, such period shall be the lesser of 180 days and the date on which all Exchanging Dealers and the Initial Purchasers have sold all Exchange Securities held by them (unless such period is extended pursuant to Section 3(j) below) and (ii) the Company shall make such prospectus and any amendment or supplement thereto available to any broker-dealer for use in connection with any resale of any Exchange Securities for a period of not less than 180-days after the consummation of the Registered Exchange Offer.

     If, upon consummation of the Registered Exchange Offer, any Initial Purchaser holds Initial Securities acquired by it as part of its initial distribution, the Company, simultaneously with the delivery of the Exchange Securities pursuant to the Registered Exchange Offer, shall issue and deliver to such Initial Purchaser upon the written request of such Initial Purchaser, in exchange (the "PRIVATE EXCHANGE") for the Initial Securities held by such Initial Purchaser, a like principal amount of debt securities of the Company issued under the Indenture and identical in all material respects (including the existence of restrictions on transfer under the Securities Act and the securities laws of the several states of the United States of America) to the Initial Securities (the "PRIVATE EXCHANGE SECURITIES"). The Initial Securities, the Exchange Securities and the Private Exchange Securities are herein collectively called the "SECURITIES".


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

     In connection with the Registered Exchange Offer, the Company shall:

         (a) mail to each Holder a copy of the prospectus forming part of the Exchange Offer Registration Statement, together with an appropriate letter of transmittal and related documents;

         (b) keep the Registered Exchange Offer open for not less than 30 days (or longer, if required by applicable law) after the date notice thereof is mailed to the Holders;

         (c) utilize the services of a depositary for the Registered Exchange Offer with an address in the Borough of Manhattan, The City of New York, which may be the Trustee or an affiliate of the Trustee;

         (d) permit Holders to withdraw tendered Securities at any time prior to the close of business, New York time, on the last business day on which the Registered Exchange Offer shall remain open; and

         (e) otherwise comply in all material respects with all applicable laws.

     As soon as practicable after the close of the Registered Exchange Offer or the Private Exchange, as the case may be, the Company shall:

         (x) accept for exchange all the Securities validly tendered and not withdrawn pursuant to the Registered Exchange Offer and the Private Exchange;

         (y) deliver to the Trustee for cancelation all the Initial Securities so accepted for exchange; and

         (z) cause the Trustee to authenticate and deliver promptly to each Holder of the Initial Securities, Exchange Securities or Private Exchange Securities, as the case may be, equal in principal amount to the Initial Securities of such Holder so accepted for exchange.

     The Indenture will provide that the Exchange Securities will not be subject to the transfer restrictions set forth in the Indenture and that all the Securities will vote and consent together on all matters as one class and that none of the Securities will have the right to vote or consent as a class separate from one another on any matter.

     Interest on each Exchange Security and Private Exchange Security issued pursuant to the Registered Exchange Offer and in the Private Exchange will accrue from the last interest payment date on which interest was paid on the Initial Securities surrendered in exchange therefor or, if no interest has been paid on the Initial Securities, from the date of original issue of the Initial Securities. No interest shall accrue on any Initial Security surrendered in an Exchange Offer from and after the day that interest begins to accrue on the Exchange Securities issued in exchange therefor.

     Each Holder participating in the Registered Exchange Offer shall be required to represent to the Company that at the time of the consummation of the Registered Exchange Offer (i) any Exchange Securities received by such Holder will be acquired in the ordinary course of business, (ii) such Holder has no arrangements or understanding with any person to participate in the distribution of the Securities or the Exchange Securities within the meaning of the Securities Act, (iii) such Holder is not an "affiliate," as defined in Rule 405 of the Securities Act, of the Company or if it is an affiliate, such Holder will comply with the registration and prospectus delivery requirements of the Securities Act to the extent applicable, (iv) if such Holder is not a broker-dealer, that it is not engaged in, and does not intend to engage in, the distribution of the Exchange Securities and (v) if such Holder is a broker-dealer, that it will receive Exchange Securities for its own account in exchange for Initial Securities that were acquired as a result of market-making activities or other trading activities and that it will be required to acknowledge that its obligation to deliver a prospectus in connection with any resale of such Exchange Securities.

     Notwithstanding any other provisions hereof, the Company will ensure that
(i) any Exchange Offer Registration Statement and any amendment thereto and any prospectus forming part thereof and any supplement thereto complies in all material respects with the Securities Act and the rules and regulations thereunder, (ii) any Exchange Offer Registration Statement and any amendment thereto does not, when it becomes effective, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and (iii) any prospectus forming part of any Exchange Offer Registration Statement, and any supplement to such prospectus, does not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

     If following the date hereof there has been announced a change in Commission policy with respect to exchange offers that in the reasonable opinion of counsel to the Company raises a substantial question as to whether the Registered Exchange Offer is permitted by applicable federal law, the Company will seek a no-action letter or other favorable decision from the Commission allowing the Company to consummate the Registered Exchange Offer. The Company will pursue the issuance of such a decision to the Commission staff level. In connection with the foregoing, the Company will take all such other actions as may be requested by the Commission or otherwise required in connection with the issuance of such decision, including without limitation (i) participating in telephonic conferences with the Commission, (ii) delivering to the Commission staff an analysis prepared by counsel to the Company setting forth the legal bases, if any, upon which such counsel has concluded that the Registered Exchange Offer should be permitted and (iii) diligently pursuing a resolution (which need not be favorable) by the Commission staff.

     2. SHELF REGISTRATION. If, (i) because of any change in law or in applicable interpretations thereof by the staff of the Commission, the Company is not permitted to effect a Registered Exchange Offer, as contemplated by
Section 1 hereof, (ii) the Registered Exchange Offer is not consummated by the 220th day after the Closing Date, (iii) any Initial Purchaser notifies the Company within 10 business days following the consummation of the Registered Exchange Offer with respect to the Initial Securities (or the Private Exchange Securities) not eligible to be exchanged for Exchange Securities in the Registered Exchange Offer and held by it following consummation of the Registered Exchange Offer or (iv) any Holder (other than an Exchanging Dealer) is not eligible to participate in the Registered Exchange Offer or, in the case of any Holder (other than an Exchanging Dealer) that participates in the Registered Exchange Offer, such Holder does not receive freely tradeable Exchange Securities on the date of the exchange and any such Holder so requests, the Company shall take the following actions (the date on which any of the conditions described in the foregoing clauses (i) through (iv) occur, including in the case of clauses (iii) or (iv) the receipt of the required notice, being a "TRIGGER DATE"):

         (a) The Company shall promptly (but in no event more than 45 days after the Trigger Date (such 45th day being the "SHELF FILING DEADLINE" and, together with the Exchange Offer Filing Deadline, the "FILING DEADLINE")) file with the Commission and (x) in the case of clause (i) above, thereafter use its commercially reasonable efforts to cause to be declared effective no later than the Exchange Offer Effectiveness Deadline and (y) in the case of clauses (ii) through (iv) above, thereafter use its commercially reasonable efforts to cause to be declared effective no later than the 60th day after the Trigger Date (such 60th day being the "SHELF REGISTRATION STATEMENT EFFECTIVENESS DEADLINE" and, together with the Exchange Offer Effectiveness Deadline, an "EFFECTIVENESS DEADLINE"), a registration statement, including any amendment (pre- or post-effective) or supplement thereto (the "SHELF REGISTRATION STATEMENT" and, together with the Exchange Offer Registration Statement and any Market-Making Registration Statement (as defined below), a "REGISTRATION STATEMENT") on an appropriate form under the Securities Act relating to the offer and sale of the Transfer Restricted Securities by the Holders thereof from time to time in accordance with the methods of distribution set forth in the Shelf Registration Statement and Rule 415 under the Securities Act (hereinafter, the "SHELF REGISTRATION"); provided, however, that no Holder (other than an Initial Purchaser) shall be entitled to have the Securities held by it covered by such Shelf Registration Statement unless such Holder agrees in writing to be bound by all the provisions of this Agreement applicable to such Holder.

         (b) Not less than 30 days prior to the Effective Time (as defined below), mail the Notice and Questionnaire (as defined below) to the holders of Transfer Restricted Securities; no Holder shall be entitled to be named as a selling securityholder in the Shelf Registration Statement as of the Effective


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


     Time, and no Holder shall be entitled to use the prospectus forming a part thereof for resales of Transfer Restricted Securities at any time, unless such Holder has returned a completed and signed Notice and Questionnaire to the Company by the deadline for response set forth therein; provided, however, Holders of Transfer Restricted Securities shall have at least 28 days from the date on which the Notice and Questionnaire is first mailed to such Holders to return a completed and signed Notice and Questionnaire to the Company.

         (c) After the Effective Time, upon the request of any Holder of Transfer Restricted Securities that is not then an Electing Holder (as defined below), promptly send a Notice and Questionnaire to such Holder; provided that the Company shall not be required to take any action to name such Holder as a selling securityholder in the Shelf Registration Statement or to enable such Holder to use the prospectus forming a part thereof for resales of Transfer Restricted Securities until such Holder has returned a completed and signed Notice and Questionnaire to the Company.

         (d) As soon as practicable prepare and file with the Commission such amendments and supplements to such Shelf Registration Statement and the prospectus included therein as may be reasonably necessary to effect and maintain the effectiveness of such Shelf Registration Statement for the benefit of all Electing Holders for the period specified in Section 2(e) hereof and as may be required by the applicable rules and regulations of the Commission and the instructions to the form of such Shelf Registration Statement, and, if required, cause any such amendments to be declared effective by the Commission, and furnish to each of the Electing Holders such copies as each Electing Holder may reasonably request of any such supplement or amendment simultaneously with or prior to its being used or filed with the Commission.

         (e) The Company shall use its commercially reasonable efforts to keep the Shelf Registration Statement continuously effective in order to permit the prospectus included therein to be lawfully delivered by the Holders of the relevant Securities, for a period of two years (or for such longer period if extended pursuant to Section 3(j) below) from the date of its effectiveness or such shorter period that will terminate when all the Securities covered by the Shelf Registration Statement (i) have been sold pursuant thereto or (ii) are no longer restricted securities (as defined in Rule 144 under the Securities Act, or any successor rule thereof) or are saleable pursuant to Rule 144(k). Except as provided elsewhere in this Agreement, the Company shall be deemed not to have used its commercially reasonable efforts to keep the Shelf Registration Statement effective during the requisite period if it voluntarily takes any action that would result in Holders of Securities covered thereby not being able to offer and sell such Securities during that period, unless such action is required by applicable law.

         (f) Notwithstanding any other provisions of this Agreement to the contrary, the Company shall cause the Shelf Registration Statement and the related prospectus and any amendment or supplement thereto, as of each effective date of the Shelf Registration Statement, amendment or supplement, (i) to comply in all material respects with the applicable requirements of the Securities Act and the rules and regulations of the Commission and (ii) not to contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

         (g) For purposes of this Agreement, the following terms shall have following respective meanings:

         "EFFECTIVE TIME" with respect to a Shelf Registration Statement shall mean the time and date as of which the Commission declares the Shelf Registration Statement effective or as of which the Shelf Registration Statement otherwise become effective.

         "ELECTING HOLDER" shall mean any Holder of Transfer Restricted Securities that has returned a completed and signed Notice and Questionnaire to the Company in accordance with Section 2(b) hereof.

         "NOTICE AND QUESTIONNAIRE" means a Selling Securityholder Notice and Questionnaire substantially in the form of Exhibit A attached hereto.

     3. REGISTRATION PROCEDURES. In connection with any Shelf Registration contemplated by Section 2 hereof and, to the extent applicable, any Registered Exchange Offer contemplated by Section 1 hereof, the following provisions shall apply:

         (a) The Company shall (i) furnish to each Initial Purchaser, prior to the filing thereof with the Commission, a copy of the Registration Statement and each amendment thereof and each supplement, if any, to the prospectus included therein and, in the event that an Initial Purchaser (with respect to any portion of an unsold allotment from the original offering) is participating in the Registered Exchange Offer or the Shelf Registration Statement, the Company shall use its commercially reasonable efforts to reflect in each such document, when so filed with the Commission, such comments as such Initial Purchaser reasonably may propose;
     (ii) include the information set forth in Annex A hereto on the cover, in Annex B hereto in the "Exchange Offer Procedures" section and the "Purpose of the Exchange Offer" section and in Annex C hereto in the "Plan of Distribution" section of the prospectus forming a part of the Exchange Offer Registration Statement and include the information set forth in Annex D hereto in the Letter of Transmittal delivered pursuant to the Registered Exchange Offer; (iii) if requested by an Initial Purchaser, include the information required by Items 507 or 508 of Regulation S-K under the Securities Act, as applicable, in the prospectus forming a part of the Exchange Offer Registration Statement; (iv) include within the prospectus contained in the Exchange Offer Registration Statement a section entitled "Plan of Distribution," reasonably acceptable to the Initial Purchasers, which shall contain a summary statement of the positions taken or policies made by the staff of the Commission with respect to the potential "underwriter" status of any broker-dealer that is the beneficial owner (as defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT")) of Exchange Securities received by such broker-dealer in the Registered Exchange Offer (a "PARTICIPATING BROKER-DEALER"), whether such positions or policies have been publicly disseminated by the staff of the Commission or such positions or policies, in the reasonable judgment of the Initial Purchasers based upon advice of counsel (which may be in-house counsel), represent the prevailing views of the staff of the Commission;
     (v) in the case of a Shelf Registration Statement, include the names of the Electing Holders who propose to sell Securities pursuant to the Shelf Registration Statement as selling securityholders, provided that such Holders have provided the Company with such information prior to the filing of the Shelf Registration Statement; and (vi) in the event the Company receives a Notice and Questionnaire from an Electing Holder after the Effective Time, promptly take all necessary actions to name such Electing Holder as a selling securityholder in the Shelf Registration Statement and, in the event a post-effective amendment to the Shelf Registration Statement is required, cause such amendment to be declared effective within 20 business days of receipt of such Notice and Questionnaire.

         (b) The Company shall give written notice to the Initial Purchasers, the Electing Holders of the Securities and any Participating Broker-Dealer from whom the Company has received prior written notice that it will be a Participating Broker-Dealer in the Registered Exchange Offer (which notice pursuant to clauses (ii)-(v) hereof shall be accompanied by an instruction to suspend the use of the prospectus until the requisite changes have been made):

                           (i) when the Registration Statement or any amendment
                  thereto has been filed with the Commission and when the Registration Statement or any post-effective amendment thereto has become effective;

                           (ii) of any request by the Commission for amendments
                  or supplements to the Registration Statement or the prospectus included therein or for additional information;

                           (iii) of the issuance by the Commission of any stop
                  order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose;


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


                           (iv) of the receipt by the Company or its legal
                  counsel of any notification with respect to the suspension of the qualification of the Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; and

                           (v) of the happening of any event that requires the
                  Company to make changes in the Registration Statement or the prospectus in order that the Registration Statement or the prospectus do not contain an untrue statement of a material fact nor omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of the prospectus, in light of the circumstances under which they were made) not misleading.

                  (c) The Company shall make every commercially reasonable effort to obtain the withdrawal at the earliest possible time, of any order suspending the effectiveness of the Registration Statement.

                  (d) The Company shall furnish to each Holder of Securities included within the coverage of the Shelf Registration, without charge, at least one copy of the Shelf Registration Statement and any post-effective amendment thereto, including financial statements and schedules, and, if the Holder so requests in writing, all exhibits thereto (including those, if any, incorporated by reference), unless such information is otherwise available on the Electronic Data Gathering, Analysis and Retrieval System ("EDGAR") of the Commission.

                  (e) The Company shall deliver to each Exchanging Dealer and each Initial Purchaser, and to any other Holder who so requests, without charge, at least one copy of the Exchange Offer Registration Statement and any post-effective amendment thereto, including financial statements and schedules, and, if any Initial Purchaser or any such Holder requests, all exhibits thereto (including those incorporated by reference), unless such information is otherwise available on EDGAR.

                  (f) The Company shall, during the Shelf Registration Period, deliver to each Holder of Securities included within the coverage of the Shelf Registration, without charge, as many copies of the prospectus (including each preliminary prospectus) included in the Shelf Registration Statement and any amendment or supplement thereto as such person may reasonably request. The Company consents, subject to the provisions of this Agreement, to the use of the prospectus or any amendment or supplement thereto by each of the selling Holders of the Securities in connection with the offering and sale of the Securities covered by the prospectus, or any amendment or supplement thereto, included in the Shelf Registration Statement.

                  (g) The Company shall deliver to each Initial Purchaser, any Exchanging Dealer, any Participating Broker-Dealer and such other persons required to deliver a prospectus following the Registered Exchange Offer, without charge, as many copies of the final prospectus included in the Exchange Offer Registration Statement and any amendment or supplement thereto as such persons may reasonably request. The Company consents, subject to the provisions of this Agreement, to the use of the prospectus or any amendment or supplement thereto by any Initial Purchaser, if necessary, any Participating Broker-Dealer and such other persons required to deliver a prospectus following the Registered Exchange Offer in connection with the offering and sale of the Exchange Securities covered by the prospectus, or any amendment or supplement thereto, included in such Exchange Offer Registration Statement.

                  (h) Prior to any public offering of the Securities pursuant to any Registration Statement the Company shall use commercially reasonable efforts to register or qualify or cooperate with the Holders of the Securities included therein and their respective counsel in connection with the registration or qualification of the Securities for offer and sale under the securities or "blue sky" laws of such states of the United States as any Holder of the Securities reasonably requests in writing and do any and all other reasonable acts or things necessary or advisable to enable the offer and sale in such jurisdictions of the Securities covered by such Registration Statement; provided, however, that the Company shall not be required to (i) qualify generally to do business in any jurisdiction where it is not then so qualified or (ii) take any action which would subject it to general service of process or to taxation in any jurisdiction where it is not then so subject.

                  (i) The Company shall cooperate with the Holders of the Securities to facilitate the timely preparation and delivery of certificates representing the Securities to be sold pursuant to any Registration Statement free of any restrictive legends (consistent with the provisions of the Indenture) and in such denominations and registered in such names as the Holders may request a reasonable period of time prior to sales of the Securities pursuant to such Registration Statement.

                  (j) Upon the occurrence of any event contemplated by paragraphs (ii) through (v) of Section 3(b) above during the period for which the Company is required to maintain an effective Registration Statement, the Company shall promptly prepare and file a post-effective amendment to the Registration Statement or a supplement to the related prospectus and any other required document so that, as thereafter delivered to Holders of the Securities or purchasers of Securities, the prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. If the Company notifies the Initial Purchasers, the Holders of the Securities and any known Participating Broker-Dealer in accordance with paragraphs (ii) through
         (v) of Section 3(b) above to suspend the use of the prospectus until the requisite changes to the prospectus have been made, then the Initial Purchasers, the Holders (and shall keep confidential the cause of such notice for so long as such cause is not otherwise publicly known) of the Securities and any such Participating Broker-Dealers shall suspend use of such prospectus, and the period of effectiveness of the Shelf Registration Statement provided for in Section 2(b) above and the Exchange Offer Registration Statement provided for in Section 1 above shall each be extended by the number of days from and including the date of the giving of such notice to and including the date when the Initial Purchasers, the Holders of the Securities and any known Participating Broker-Dealer shall have received such amended or supplemented prospectus pursuant to this Section 3(j).

                  (k) Not later than the effective date of the applicable Registration Statement, the Company will provide a CUSIP number for the Initial Securities, the Exchange Securities or the Private Exchange Securities, as the case may be, and provide the applicable trustee with printed certificates for the Initial Securities, the Exchange Securities or the Private Exchange Securities, as the case may be, in a form eligible for deposit with The Depository Trust Company.

                  (l) The Company will comply in all material respects with all rules and regulations of the Commission to the extent and so long as they are applicable to the Registered Exchange Offer or the Shelf Registration and will make generally available to its security holders (or otherwise provide in accordance with Section 11(a) of the Securities Act) an earnings statement satisfying the provisions of
         Section 11(a) of the Securities Act, no later than 45 days after the end of a 12-month period (or 90 days, if such period is a fiscal year) beginning with the first month of the Company's first fiscal quarter commencing after the effective date of the Registration Statement, which statement shall cover such 12-month period.

                  (m) The Company shall cause the Indenture to be qualified under the Trust Indenture Act of 1939, as amended, in a timely manner and containing such changes, if any, as shall be necessary for such qualification. In the event that such qualification would require the appointment of a new trustee under the Indenture, the Company shall appoint a new trustee thereunder pursuant to the applicable provisions of the Indenture.

                  (n) The Company may require each Holder of Securities to be sold pursuant to the Shelf Registration Statement to furnish to the Company such information regarding the Holder and the distribution of the Securities as the Company may from time to time reasonably require for inclusion in the Shelf Registration Statement, and the Company may exclude from such registration the Securities of any Holder that unreasonably fails to furnish such information within a reasonable time after receiving such request.

                  (o) The Company shall enter into such customary agreements (including, if requested, an underwriting agreement in customary form) and take all such other action, if any, as any Holder of the Transfer Restricted Securities (as defined below) shall reasonably request in order to facilitate the disposition of the Transfer Restricted Securities pursuant to any Shelf Registration.

                  (p) In the case of any Shelf Registration, the Company shall
         (i) make reasonably available for inspection by the Holders of the Securities to be sold pursuant to the Shelf Registration Statement, any underwriter participating in any disposition pursuant to the Shelf Registration Statement and any attorney, accountant or other agent retained by the Holders of the Securities or any such underwriter all relevant financial and other records, pertinent corporate documents and properties of the Company and (ii) cause the Company's officers, directors, employees, accountants and auditors to supply all relevant information reasonably requested by the Holders of the Securities or any such underwriter, attorney, accountant or agent in connection with the Shelf Registration Statement, in each case, as shall be reasonably necessary to enable such persons, to conduct a reasonable investigation within the meaning of Section 11 of the Securities Act; PROVIDED, HOWEVER, that the foregoing inspection and information gathering shall be coordinated on behalf of the Initial Purchasers by CSFB and on behalf of the other parties, by one counsel designated by and on behalf of such other parties as described in Section 4 hereof; PROVIDED FURTHER, HOWEVER, that the conduct of the foregoing inspection and information gathering shall be subject to the execution by all persons party to such inspection and information gathering of a reasonable confidentiality undertaking in customary form with respect to confidential and proprietary information of the Company. Notwithstanding the foregoing, the Initial Purchasers (and each employee, representative, or other agent of any such person) may disclose to any and all persons, without limitation of any kind, the U.S. federal income tax treatment and tax structure of the transactions contemplated herein and all materials of any kind (including opinions or other tax analyses) that are provided to such person relating to such tax treatment and tax structure.

                  (q) In the case of any Shelf Registration, the Company, if requested by any Holder of Securities covered thereby, shall cause (i) its counsel to deliver an opinion and updates thereof relating to the Securities in customary form addressed to such Holders and the managing underwriters, if any, thereof and dated, in the case of the initial opinion, the effective date of such Shelf Registration Statement (it being agreed that the matters to be covered by such opinion shall include, without limitation, the due incorporation and good standing of the Company and its subsidiaries; the qualification of the Company and its subsidiaries to transact business as foreign corporations; the due authorization, execution and delivery of the relevant agreement of the type referred to in Section 3(o) hereof; the due authorization, execution, authentication and issuance, and the validity and enforceability, of the applicable Securities; the absence of material legal or governmental proceedings involving the Company and its subsidiaries; the absence of governmental approvals required to be obtained in connection with the Shelf Registration Statement, the offering and sale of the applicable Securities, or any agreement of the type referred to in Section 3(o) hereof (other than as required by any state securities or "Blue Sky" laws or the federal securities laws of the United States); the compliance as to form in all material respects of such Shelf Registration Statement and any documents incorporated by reference therein and of the Indenture with the requirements of the Securities Act and the Trust Indenture Act, respectively; and, as of the date of the opinion and as of the effective date of the Shelf Registration Statement or most recent post-effective amendment thereto, as the case may be, the absence from such Shelf Registration Statement and the prospectus included therein, as then amended or supplemented, and from any documents incorporated by reference therein of an untrue statement of a material fact or the omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading (in the case of any such documents, in the light of the circumstances existing at the time that such documents were filed with the Commission under the Exchange Act); (ii) its officers to execute and deliver all customary documents and certificates and updates thereof requested by any underwriters of the applicable Securities and (iii) its independent public accountants and the independent public accountants with respect to any other entity for which financial information is provided in the Shelf Registration Statement to provide to the selling Holders of the applicable Securities and any underwriter therefor a comfort letter in customary form and covering matters of the type customarily covered in comfort letters in connection with primary underwritten offerings, subject to receipt of appropriate documentation as contemplated, and only if permitted, by Statements of Auditing Standards Nos. 72, 76 and 78.

                  (r) In the case of the Registered Exchange Offer, if reasonably requested by any Initial Purchaser or any known Participating Broker-Dealer, the Company shall cause (i) its counsel to deliver to such Initial Purchaser or such Participating Broker-Dealer a signed opinion in the form set forth in Section 6(c) of the Purchase Agreement with such changes as are customary in connection with the preparation of a Registration Statement and (ii) its independent public accountants and the independent public accountants with respect to any other entity for which financial information is provided in the Registration Statement to deliver to such Initial Purchaser or such Participating Broker-Dealer a comfort letter, in customary form, meeting the requirements as to the substance thereof as set forth in Sections 6(a) and 6(g) of the Purchase Agreement, with appropriate date changes.

                  (s) If a Registered Exchange Offer or a Private Exchange is to be consummated, upon delivery of the Initial Securities by Holders to the Company (or to such other Person as directed by the Company) in exchange for the Exchange Securities or the Private Exchange Securities, as the case may be, the Company shall mark, or caused to be marked, on the Initial Securities so exchanged that such Initial Securities are being canceled in exchange for the Exchange Securities or the Private Exchange Securities, as the case may be; in no event shall the Initial Securities be marked as paid or otherwise satisfied.

                  (t) The Company will use its commercially reasonable efforts to (a) if the Initial Securities have been rated prior to the initial sale of such Initial Securities, confirm such ratings will apply to the Securities covered by a Registration Statement, or (b) if the Initial Securities were not previously rated, cause the Securities covered by a Registration Statement to be rated with the appropriate rating agencies, in each case, if so requested by Holders of a majority in aggregate principal amount of Securities covered by such Registration Statement, or by the managing underwriters, if any.

                  (u) In the event that any broker-dealer registered under the Exchange Act shall underwrite any Securities or participate as a member of an underwriting syndicate or selling group or "assist in the distribution" (within the meaning of the Conduct Rules (the "RULES") of the National Association of Securities Dealers, Inc. ("NASD")) thereof, whether as a Holder of such Securities or as an underwriter, a placement or sales agent or a broker or dealer in respect thereof, or otherwise, the Company will assist such broker-dealer in complying with the requirements of such Rules, including, without limitation, by (i) if such Rules, including Rule 2720, shall so require, engaging a "qualified independent underwriter" (as defined in Rule 2720) to participate in the preparation of the Registration Statement relating to such Securities, to exercise usual standards of due diligence in respect thereto and, if any portion of the offering contemplated by such Registration Statement is an underwritten offering or is made through a placement or sales agent, to recommend the yield of such Securities, (ii) indemnifying any such qualified independent underwriter to the extent of the indemnification of underwriters provided in Section 5 hereof and (iii) providing such information to such broker-dealer as may be required in order for such broker-dealer to comply with the requirements of the Rules.

                  (v) The Company shall use its commercially reasonable efforts to take all other steps necessary to effect the registration of the Securities covered by a Registration Statement contemplated hereby.

                  4. MARKET-MAKING.

                  (a) For so long as any of the Securities are outstanding and JPMorgan (in such capacity, the "MARKET-MAKER") or any of its affiliates (as defined in the rules and regulations of the Commission) owns any equity securities of the Issuer, the Guarantors or any of their affiliates and proposes to make a market in the Securities as part of its business in the ordinary course, the following provisions shall apply for the sole benefit of the Market-Maker:

                           (i) The Company shall (A) on the date that the
                  Exchange Offer Registration Statement is filed with the Commission, file a registration statement (the "MARKET-MAKING REGISTRATION STATEMENT") (which may be the Exchange Offer Registration Statement or the Shelf Registration Statement if permitted by the rules and regulations of the Commission) and use their commercially reasonable efforts to cause such Market-Making Registration Statement to be declared effective by the Commission on or prior to the consummation of the Exchange Offer; (B) periodically amend such Market-Making Registration Statement so that the information contained therein complies with the requirements of Section 10(a) under the Securities Act; (C) amend the Market-Making Registration Statement or amend or supplement the related prospectus when necessary to reflect any material changes in the information provided therein; and (D) amend the Market-Making Registration Statement when required to do so in order to comply with
                  Section 10(a)(3) of the Securities Act; provided, however, that (1) prior to filing the Market-Making Registration Statement, any amendment thereto or any amendment or supplement to the related prospectus, the Company will furnish to the Market-Maker copies of all such documents proposed to be filed, which documents will be subject to the review of the Market-Maker and its counsel, (2) the Company will not file the Market-Making Registration Statement, any amendment thereto or any supplement to the related prospectus to which the Market-Maker and its counsel shall reasonably object unless the Company is advised by counsel that such Market-Making Registration Statement, amendment or supplement is required to be filed and (3) the Company will provide the Market-Maker and its counsel with copies of the Market-Making Registration Statement and each amendment and supplement filed.

                           (ii) The Company shall notify the Market-Maker and,
                  if requested by the Market-Maker, confirm such advice in writing, (A) when any post-effective amendment to the Market-Making Registration Statement or any amendment or supplement to the related prospectus has been filed, and, with respect to any post-effective amendment, when the same has become effective; (B) of any request by the Commission for any post-effective amendment to the Market-Making Registration Statement, any supplement or amendment to the related prospectus or for additional information; (C) the issuance by the Commission of any stop order suspending the effectiveness of the Market-Making Registration Statement or the initiation of any proceedings for that purpose; (D) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Securities for sale in any jurisdiction or the initiation or threatening of any proceedings for such purpose; and (E) of the happening of any event that makes any statement of a material fact made in the Market-Making Registration Statement, the related prospectus or any amendment or supplement thereto untrue and that requires the making of any changes in the Market-Making Registration Statement, such prospectus or any amendment or supplement thereto, in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

                           (iii) If any event contemplated by Section
                  4(a)(ii)(B) through (E) occurs during the period for which the Company is required to maintain an effective Market-Making Registration Statement, the Company shall promptly prepare and file with the Commission a post-effective amendment to the Market-Making Registration Statement or an amendment or supplement to the related prospectus or file any other required document so that the prospectus will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                           (iv) In the event of the issuance of any stop order
                  suspending the effectiveness of the Market-Making Registration Statement or of any order suspending the qualification of the Securities for sale in any jurisdiction, the Company shall use promptly their commercially reasonable efforts to obtain its withdrawal.

                           (v) The Company shall furnish to the Market-Maker,
                  without charge, (i) at least one conformed copy of the Market-Making Registration Statement and any post-effective amendment thereto; and (ii) as many copies of the related prospectus and any amendment or supplement thereto as the Market-Maker may reasonably request.

                           (vi) The Company shall consent to the use of the
                  prospectus contained in the Market-Making Registration Statement or any amendment or supplement thereto by the Market-Maker in connection with its market-making activities.

                           (vii) Notwithstanding the foregoing provisions of
                  this Section 4, the Company may for valid business reasons, including without limitation, a potential acquisition, divestiture of assets or other material corporate transaction, issue a notice that the Market-Making Registration Statement is no longer effective or the prospectus included therein is no longer usable for offers and sales of Securities and may issue any notice suspending use of the Market-Making Registration Statement required under applicable securities laws to be issued; PROVIDED, HOWEVER, that the use of the Market-Making Registration Statement shall not be suspended for more than 60 days in the aggregate in any consecutive 12 month period; PROVIDED, FURTHER, HOWEVER, that the use of the Market-Making Registration Statement may be suspended for an additional 15 days in the aggregate in any consecutive 12 month period upon the consent of the Market-Maker (which consent the Market-Maker shall not withhold if it determines the reasons for such suspension to be reasonable). The Market-Maker agrees that upon receipt of any notice from the Company pursuant to Section 4(a)(iii) or this Section 4(a)(vii), it will discontinue use of the Market-Making Registration Statement until receipt of copies of the supplemented or amended prospectus relating thereto or until advised in writing by the Company that the use of the Market-Making Registration Statement may be resumed.

                  (b) In connection with the Market-Making Registration Statement, the Company shall (i) make reasonably available for inspection by a representative of, and counsel acting for, the Market-Maker all relevant financial and other records, pertinent corporate documents and properties of the Company and its subsidiaries and (ii) use its commercially reasonable efforts to have its officers, directors, employees, accountants and counsel supply all relevant information reasonably requested by such representative or counsel of the Market-Maker, provided that such representatives and counsel shall keep such information provided confidential.

                  (c) Prior to the effective date of the Market-Making Registration Statement, the Company shall use its reasonable best efforts to register or qualify the Securities for offer and sale under the securities or "blue sky" laws of such jurisdictions as the Market-Maker reasonably requests in writing and do any and all other acts or things necessary to enable the offer and sale in such jurisdictions of the Securities covered by the Market-Making Registration Statement; provided that the Issuer and the Guarantors shall not be required to qualify generally to do business in any jurisdiction where they are not then so qualified or to take any action which would subject them to general service of process or to taxation in any such jurisdiction where they are not then so subject.

                  (d) The Company represents and agrees that the Market-Making Registration Statement, any post-effective amendments thereto, any amendments or supplements to the related prospectus and any documents filed by them under the Exchange Act will, when they become effective or are filed with the Commission, as the case may be, conform in all material respects to the requirements of the Securities Act and the Exchange Act and the rules and regulations of the Commission thereunder and will not, as of the effective date of such Market-Making Registration Statement or post-effective amendments and as of the filing date of amendments or supplements to such prospectus or filings under the Exchange Act, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that no representation or warranty is made as to information contained in or omitted from the Market-Making Registration Statement or the related prospectus in reliance upon and in conformity with written information furnished to the Company by the Market-Maker specifically for inclusion therein, which information the parties hereto agree will be limited to the statements concerning the market-making activities of the Market-Maker to be set forth on the cover page, in the "Plan of Distribution" section and in the Canadian wrapper, if any, of the prospectus (the "Market-Maker's Information").

                  (e) At the time of effectiveness of the Market-Making Registration Statement and concurrently each time the Market-Making Registration Statement or the related prospectus shall be amended or such prospectus shall be supplemented, the Issuer shall (if requested by the Market-Maker) furnish the Market-Maker and its counsel with a certificate of its or President or any Vice President and its Chief Financial Officer to the effect that:

                           (i) the Market-Making Registration Statement has been
                  declared effective; (ii) in the case of an amendment to the Market-Making Registration Statement, such amendment has become effective under the Securities Act as of the date and time specified in such certificate, if applicable; in the case of an amendment or supplement to the prospectus, such amendment or supplement to the prospectus was filed with the Commission pursuant to the subparagraph of Rule 424(b) under the Securities Act specified in such certificate on the date specified therein; (iii) to the knowledge of such officers, no stop order suspending the effectiveness of the Market-Making Registration Statement has been issued and no proceeding for that purpose is pending or threatened by the Commission; (iv) such officers have carefully examined the Market-Making Registration Statement and the prospectus (and, in the case of an amendment or supplement, such amendment or supplement) and as of the date of such Market-Making Registration Statement, amendment or supplement, as applicable, the Market-Making Registration Statement and the prospectus, as amended or supplemented, if applicable, did not include any untrue statement of a material fact and did not omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

                  (f) At the time of effectiveness of the Market-Making Registration Statement and concurrently each time the Market-Making Registration Statement or the related prospectus shall be amended or such prospectus shall be supplemented, the Company shall (if requested in writing by the Market-Maker) furnish the Market-Maker and its counsel with the written opinion of counsel for the Company reasonably satisfactory to the Market-Maker to the effect that (subject to customary assumptions, qualifications and exceptions):

                           (i) the Market-Making Registration Statement has been
                  declared effective; (ii) in the case of an amendment to the Market-Making Registration Statement, such amendment has become effective under the Securities Act as of the date and time specified in such opinion, if applicable; in the case of an amendment or supplement to the prospectus, such amendment or supplement to the prospectus was filed with the Commission pursuant to the subparagraph of Rule 424(b) under the Securities Act specified in such opinion on the date specified therein; (iii) to the knowledge of such counsel, no stop order suspending the effectiveness of the Market-Making Registration Statement has been issued and no proceeding for that purpose is pending or threatened by the Commission; and (iv) such counsel has reviewed the Market-Making Registration Statement and the prospectus (and, in the case of an amendment or supplement, such amendment or supplement) and participated with officers of the Company and independent public accountants for the Company in the preparation of such Market-Making Registration Statement and prospectus (and, in the case of an amendment or supplement, such amendment or supplement) and has no reason to believe that (except for the financial statements and other financial data contained therein as to which no belief is required) as of the date of such Market-Making Registration Statement, amendment or supplement, as applicable, the Market-Making Registration Statement and the prospectus, as amended or supplemented, if applicable, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

                  (g) At the time of effectiveness of the Market-Making Registration Statement and concurrently each time the Market-Making Registration Statement or the related prospectus shall be amended or such prospectus shall be supplemented to include audited annual financial information, the Company shall (if requested by the Market-Maker) furnish the Market-Maker and its counsel with a letter of Deloitte & Touche LLP (or other independent public accountants for the Company or the Guarantors of nationally recognized standing) in form reasonably satisfactory to the Market-Maker, addressed to the Market-Maker and dated the date of delivery of such letter, (i) confirming that they are independent public accountants within the meaning of the Securities Act and are in compliance with the applicable requirements relating to the qualification of accountants under Rule 2-01 of Regulation S-X of the Commission and, (ii) in all other respects, substantially in the form of the letter delivered to the Initial Purchasers pursuant to Sections 6(a) and 6(f) of the Purchase Agreement, with, in the case of an amendment or supplement to include audited financial information, such changes as may be reasonably necessary to reflect the amended or supplemented financial information.

                  (h) The Company, on the one hand, and the Market-Maker, on the other hand, hereby agree to indemnify each other, and, if applicable, contribute to the other, in accordance with Section 6 of this Agreement.

                  (i) The Company will comply with the provisions of this
         Section 4 at its own expense. The Company will reimburse the Market-Maker for (i) up to $25,000 per year of the Market-Maker's expenses associated with this Section 4 (other than Sections 4(f) and 4(g)) (including reasonable fees of counsel) and (ii) any of the Market-Maker's expenses incurred pursuant to Sections 4(f) and 4(g).

                  (j) The agreements contained in this Section 4 and the representations, warranties and agreements contained in this Agreement shall survive all offers and sales of the Securities and shall remain in full force and effect, regardless of any termination or cancelation of this Agreement or any investigation made by or on behalf of any indemnified party.

                  (k) For purposes of this Section 4, any reference to the terms "amend", "amendment" or "supplement" with respect to the Market-Making Registration Statement or the prospectus contained therein shall be deemed to refer to and include the filing under the Exchange Act of any document deemed to be incorporated therein by reference.

                  5. REGISTRATION EXPENSES.

                  (a) All expenses incident to the Company's performance of and compliance with this Agreement will be borne by the Company, regardless of whether a Registration Statement is ever filed or becomes effective, including without limitation;

                           (i) all registration and filing fees and expenses;

                           (ii) all fees and expenses of compliance with federal
                  securities and state "blue sky" or securities laws;

                           (iii) all expenses of printing (including printing
                  certificates for the Securities to be issued in the Registered Exchange Offer and the Private Exchange and printing of Prospectuses), messenger and delivery services and telephone;

                           (iv) all fees and disbursements of counsel for the
                  Company;

                            (v) all application and filing fees in connection
                  with listing the Exchange Securities on a national securities exchange or automated quotation system pursuant to the requirements hereof; and

                           (vi) all fees and disbursements of independent
                  certified public accountants of the Company (including the expenses of any special audit and comfort letters required by or incident to such performance).

The Company will bear its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expenses of any annual audit and the fees and expenses of any person, including special experts, retained by the Company.

                  (b) In connection with any Shelf Registration Statement required by this Agreement, the Company will reimburse the Holders of the Securities covered by such Shelf Registration Statement for the reasonable fees and disbursements of not more than one counsel, who shall be Cravath, Swaine & Moore LLP unless another firm shall be chosen by the Holders of a majority in principal amount of the Transfer Restricted Securities for whose benefit such Shelf Registration Statement is being prepared. This Section 5(b) expressly does not apply to any Market-Making Registration Statement.

         6. INDEMNIFICATION.

                  (a) The Company agrees to indemnify and hold harmless (x) each Holder of the Securities (including the Market-Maker) included in a Registration Statement, any Participating Broker-Dealer and each person, if any, who controls such Holder (including the Market-Maker) or such Participating Broker-Dealer within the meaning of the Securities Act or the Exchange Act (each Holder, any Participating Broker-Dealer and such controlling persons are referred to collectively as the "INDEMNIFIED PARTIES") from and against any losses, claims, damages or liabilities, joint or several, or any actions in respect thereof (including, but not limited to, any losses, claims, damages, liabilities or actions relating to purchases and sales of the Securities) to which each Indemnified Party may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such losses, claims, damages, liabilities or actions arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in a Registration Statement or prospectus or in any amendment or supplement thereto or in any preliminary prospectus relating to a Shelf Registration, or arise out of, or are based upon, the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and shall reimburse, as incurred, the Indemnified Parties for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action in respect thereof; PROVIDED, HOWEVER, that (i) the Company shall not be liable in any such case to the extent that such loss, claim, damage or liability arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in a Registration Statement or prospectus or in any amendment or supplement thereto or in any preliminary prospectus relating to a Shelf Registration in reliance upon and in conformity with written information pertaining to such Holder or Market-Maker (the "MARKET-MAKER INFORMATION"), respectively, and furnished to the Company by or on behalf of such Holder or Market-Maker, respectively, specifically for inclusion therein and (ii) with respect to any untrue statement or omission or alleged untrue statement or omission made in any preliminary prospectus or final prospectus, as the case may be, relating to a Shelf Registration Statement, the indemnity agreement contained in this subsection (a) shall not inure to the benefit of any Holder (including the Market-Maker) or Participating Broker-Dealer from whom the person asserting any such losses, claims, damages or liabilities purchased the Securities concerned, to the extent that a prospectus relating to such Securities was required to be delivered by such Holder or Participating Broker-Dealer under the Securities Act in connection with such purchase and any such loss, claim, damage or liability of such Holder or Participating Broker-Dealer results from the fact that there was not sent or given to such person, at or prior to the written confirmation of the sale of such Securities to such person, a copy of the final prospectus, or amendment to such prospectus, as the case may be, if the Company had previously furnished copies thereof to such Holder or Participating Broker-Dealer; and (y) the Market-Maker from and against any and all losses, claims, damages and liabilities (including, without limitation, legal fees and other expenses incurred in connection with any suit, action or proceeding or any claim asserted, as such fees and expenses are incurred), that arise out of, or are based upon, any breach of the Company of its representations, warranties and agreements contained in Section 4 of this Agreement; PROVIDED FURTHER, HOWEVER, that this indemnity agreement will be in addition to any liability which the Company may otherwise have to such Indemnified Party. The Company shall also indemnify underwriters, their officers and directors and each person who controls such underwriters within the meaning of the Securities Act or the Exchange Act to the same extent as provided above with respect to the indemnification of the Holders of the Securities if requested by such Holders.

                  (b) Each Holder of the Securities (including the Market-Maker), severally and not jointly, will indemnify and hold harmless the Company and each person, if any, who controls the Company within the meaning of the Securities Act or the Exchange Act from and against any losses, claims, damages or liabilities or any actions in respect thereof, to which the Company or any such controlling person may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such losses, claims, damages, liabilities or actions arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in a Registration Statement or prospectus or in any amendment or supplement thereto or in any preliminary prospectus relating to a Shelf Registration, or arise out of or are based upon the omission or alleged omission to state therein a material fact necessary to make the statements therein not misleading, but in each case only to the extent that the untrue statement or omission or alleged untrue statement or omission was made in reliance upon and in conformity with written information pertaining to such Holder or Market-Maker Information, respectively, and furnished to the Company by or on behalf of such Holder or Market-Maker, as the case may be, specifically for inclusion therein; and, subject to the limitation set forth immediately preceding this clause, shall reimburse, as incurred, the Company for any legal or other expenses reasonably incurred by the Company or any such controlling person in connection with investigating or defending any loss, claim, damage, liability or action in respect thereof. Notwithstanding any other provision of this Section 6(b), the Holders of the Securities (including the Market-Maker) shall not be liable for any indemnity claims hereunder in excess of the amount by which the net proceeds received by such Holders from the sale of the Securities pursuant to a Registration Statement or prospectus exceeds the amount of damages which such Holders (or the Market-Maker) have otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. This indemnity agreement will be in addition to any liability which such Holder may otherwise have to the Company or any of its controlling persons.

                  (c) Promptly after receipt by an indemnified party under this
         Section 6 of notice of the commencement of any action or proceeding (including a governmental investigation), such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 6, notify the indemnifying party of the commencement thereof; provided that the failure to notify the indemnifying party shall not relieve it from any liability that it may have under paragraph (a) or (b) above except to the extent that it has been materially prejudiced (through the forfeiture of substantive rights or defenses) by such failure; and provided further that the failure to notify the indemnifying party shall not relieve it from any liability that it may have to an indemnified party other than the indemnification obligation provided in paragraph (a) or (b) above. In case any such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof the indemnifying party will not be liable to such indemnified party under this Section 6 for any legal or other expenses, other than reasonable costs of investigation, subsequently incurred by such indemnified party in connection with the defense thereof. In any such proceeding, any indemnified party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless
         (i) the indemnifying party and the indemnified party shall have mutually agreed to the contrary; (ii) the indemnifying party has failed within a reasonable time to retain counsel reasonably satisfactory to the indemnified party; (iii) the indemnified party shall have reasonably concluded that there may be legal defenses available to it that are different from or in addition to those available to the indemnifying party, or (iv) the named parties in any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood and agreed that the indemnifying party shall not, in connection with any proceeding or related proceeding in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all indemnified parties, and that all such fees and expenses shall be reimbursed as they are incurred. Any such separate firm for any Initial Purchaser, its affiliates, directors and officers and any control persons of such Initial Purchaser shall be designated in writing by CSFB and any such separate firm for the Issuer, the Guarantors and any control persons of the Issuer and the Guarantors shall be designated in writing by the Issuer. Any such separate firm for the Market-Maker shall be designated in writing by the Market-Maker. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened action in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party unless such settlement (i) includes an unconditional release of such indemnified party from all liability on any claims that are the subject matter of such action, and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party. No indemnifying party shall be liable for any settlement or compromise of, or consent to, the entry of judgment with respect to, any such action or claim effected without its consent, unless such indemnifying party has failed, upon request by the indemnified party pursuant to this
         Section 6, to reimburse the indemnified party for legal expenses due within 30 days of such request.

                  (d) If the indemnification provided for in this Section 6 is unavailable or insufficient to hold harmless an indemnified party under subsections (a) or (b) above, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to in subsection (a) or (b) above in such proportion as is appropriate to reflect the relative fault of the indemnifying party or parties on the one hand and the indemnified party on the other in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities (or actions in respect thereof) as well as any other relevant equitable considerations. The relative fault of the parties shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or such Holder or such other indemnified party or the Market-Maker Information, as the case may be, on the other, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid by an indemnified party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any action or claim which is the subject of this subsection (d). Notwithstanding any other provision of this
         Section 6(d), the Holders of the Securities (including the Market-Maker) shall not be required to contribute any amount in excess of the amount by which the net proceeds received by such Holders from the sale of the Securities pursuant to a Registration Statement or prospectus exceeds the amount of damages which such Holders (or the Market-Maker) have otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this paragraph (d), each person, if any, who controls such indemnified party within the meaning of the Securities Act or the Exchange Act shall have the same rights to contribution as such indemnified party and each person, if any, who controls the Company within the meaning of the Securities Act or the Exchange Act shall have the same rights to contribution as the Company.

                  (e) The agreements contained in this Section 6 shall survive the sale of the Securities pursuant to a Registration Statement and shall remain in full force and effect, regardless of any termination or cancelation of this Agreement or any investigation made by or on behalf of any indemnified party.

         7. ADDITIONAL INTEREST UNDER CERTAIN CIRCUMSTANCES.

                  (a) Additional interest (the "ADDITIONAL INTEREST") with respect to the Securities shall be assessed as follows if any of the following events occur (each such event in clauses (i) through (iv) below being herein called a "REGISTRATION DEFAULT"):

                           (i) any Registration Statement (other than a
                  Market-Making Registration Statement) required by this Agreement is not filed with the Commission on or prior to the applicable Filing Deadline;

                           (ii) any Registration Statement (other than a
                  Market-Making Registration Statement) required by this Agreement is not declared effective by the Commission on or prior to the applicable Effectiveness Deadline;

                           (iii) the Registered Exchange Offer has not been
                  consummated on or prior to the Consummation Deadline; or

                           (iv) any Registration Statement (other than a
                  Market-Making Registration Statement) required by this Agreement has been declared effective by the Commission but
                  (A) such Registration Statement thereafter ceases to be effective (except if such Registration Statement is an Exchange Offer Registration Statement, such Registration Statement ceases to be effective during the 180 day period following the effective date of such Registration Statement (or such shorter period during which an Exchanging Dealer is required by law to deliver a prospectus)) or (B) such Registration Statement or the related prospectus ceases to be usable in connection with resales of Transfer Restricted Securities during the periods specified herein because either
                  (1) any event occurs as a result of which the related prospectus forming part of such Registration Statement would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein in the light of the circumstances under which they were made not misleading, or (2) it shall be necessary to amend such Registration Statement or supplement the related prospectus, to comply with the Securities Act or the Exchange Act or the respective rules thereunder and, in the case of any such amendments or supplements related solely to naming additional Electing Holders as selling securityholders under a Shelf Registration Statement, such amendments or supplements are not filed and declared effective by the Commission within 20 business days of the Company's receipt of the applicable Notice and Questionnaire.

Each of the foregoing will constitute a Registration Default whatever the reason for any such event and whether it is voluntary or involuntary or is beyond the control of the Company or pursuant to operation of law or as a result of any action or inaction by the Commission .

Additional Interest shall accrue on the Securities over and above the interest set forth in the title of the Securities from and including the date on which any such Registration Default shall occur to but excluding the date on which all such Registration Defaults have been cured, at a rate of 0.25% per annum (the "ADDITIONAL INTEREST RATE") for the first 90-day period immediately following the occurrence of such Registration Default. The Additional Interest Rate shall increase by an additional 0.25% per annum with respect to each subsequent 90-day period until the date on which all Registration Defaults have been cured, up to a maximum Additional Interest Rate of 1.5% per annum; provided that the Company shall not be required to pay Additional Interest for more than one Registration Default at any given time.

         (b) A Registration Default referred to in Section 7(a)(iv) hereof shall be deemed not to have occurred and be continuing in relation to a Shelf Registration Statement or the related prospectus if (i) such Registration Default has occurred solely as a result of (x) the filing of a post-effective amendment to such Shelf Registration Statement to incorporate annual audited financial information with respect to the Company where such post-effective amendment is not yet effective and needs to be declared effective to permit Holders to use the related prospectus or (y) other material events, with respect to the Company that would need to be described in such Shelf Registration Statement or the related prospectus and (ii) in the case of clause (y), the Company is proceeding promptly and in good faith to amend or supplement such Shelf Registration Statement and related prospectus to describe such events; provided, however, that in any case if such Registration Default occurs for a continuous period in excess of 45 days, Additional Interest shall be payable in accordance with the above paragraph from the day such Registration Default occurs until such Registration Default is cured.

         (c) Any amounts of Additional Interest due pursuant to Section 7(a) will be payable in cash on the regular interest payment dates with respect to the Securities. The amount of Additional Interest will be determined by multiplying the applicable Additional Interest Rate by the principal amount of the Securities and further multiplied by a fraction, the numerator of which is the number of days such Additional Interest Rate was applicable during such period (determined on the basis of a 360-day year comprised of twelve 30-day months), and the denominator of which is 360.

         (d) "TRANSFER RESTRICTED SECURITIES" means each Security until (i) the date on which such Security has been exchanged by a person other than a broker-dealer for a freely transferable Exchange Security in the Registered Exchange Offer, (ii) following the exchange by a broker-dealer in the Registered Exchange Offer of an Initial Security for an Exchange Note, the date on which such Exchange Note is sold to a purchaser who receives from such broker-dealer on or prior to the date of such sale a copy of the prospectus contained in the Exchange Offer Registration Statement, (iii) the date on which such Security has been effectively registered under the Securities Act and disposed of in accordance with the Shelf Registration Statement or (iv) the date on which such Security is distributed to the public pursuant to Rule 144 under the Securities Act or is saleable pursuant to Rule 144(k) under the Securities Act.

         8. RULES 144 AND 144A. The Company shall use its commercially reasonable efforts to file the reports required to be filed by it under the Securities Act and the Exchange Act in a timely manner and, if at any time the Company is not required to file such reports, it will, upon the request of any Holder of Securities that are "restricted securities" within the meaning of Rule 144 and are not saleable pursuant to Rule 144(k) or the Market Maker, make publicly available other information so long as necessary to permit sales of their securities pursuant to Rules 144 and 144A. The Company covenants that it will take such further action as any Holder of such Securities or the Market-Maker may reasonably request, all to the extent required from time to time to enable such Holder or the Market-Maker to sell such Securities without registration under the Securities Act within the limitation of the exemptions provided by Rules 144 and 144A (including the requirements of Rule 144A(d)(4)). The Company will provide a copy of this Agreement to prospective purchasers of Initial Securities identified to the Company by the Initial Purchasers upon request. Upon the request of any Holder of Initial Securities or the Market-Maker, the Company shall deliver to such Holder or the Market-Maker a written statement as to whether it has complied with such requirements. Notwithstanding the foregoing, nothing in this Section 8 shall be deemed to require the Company to register any of its securities pursuant to the Exchange Act.

         9. UNDERWRITTEN REGISTRATIONS. If any of the Transfer Restricted Securities covered by any Shelf Registration are to be sold in an underwritten offering, the investment banker or investment bankers and manager or managers that will administer the offering ("MANAGING UNDERWRITERS") will be selected by the

Holders of a majority in aggregate principal amount of such Transfer Restricted Securities to be included in such offering, subject to approval by the Issuer, which approval shall not be unreasonably withheld or delayed.

         No person may participate in any underwritten registration hereunder unless such person (i) agrees to sell such person's Transfer Restricted Securities on the basis reasonably provided in any underwriting arrangements approved by the persons entitled hereunder to approve such arrangements and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements.

         10. SPECIAL TERMINATION PROVISION. In the event the Company shall complete a Special Mandatory Redemption (as defined on the face of the Securities) and the Escrow Agent shall have returned the Escrowed Funds (as defined in the Escrow Agreement) to the Company and the Paying Agent (as defined in the Indenture) in accordance with the terms of the Escrow Agreement, this Agreement shall terminate, and the obligations herein shall cease to have any binding effect upon the parties hereto. Notwithstanding the foregoing, Section 6 of this Agreement shall not terminate, and the obligations of the Company and the Guarantors pursuant to Section 6 shall remain in effect.

         11. MISCELLANEOUS.

         (a) REMEDIES. The Company acknowledges and agrees that any failure by the Company to comply with its obligations under Section 1 and 2 hereof may result in material irreparable injury to the Initial Purchasers or the Holders for which there is no adequate remedy at law, that it will not be possible to measure damages for such injuries precisely and that, in the event of any such failure, the Initial Purchasers or any Holder may obtain such relief as may be required to specifically enforce the Company's obligations under Sections 1 and 2 hereof. The Company further agrees to waive the defense in any action for specific performance that a remedy at law would be adequate. The Initial Purchasers and the Holders acknowledge and agree that the Additional Interest provided by Section 7 of this Agreement shall be the exclusive monetary remedy available to Holders for any Registration Default; PROVIDED, HOWEVER, this limitation shall not limit the remedies available exclusively to the Market-Maker under this Agreement.

         (b) NO INCONSISTENT AGREEMENTS. The Company will not on or after the date of this Agreement enter into any agreement with respect to its securities that is inconsistent with the rights granted to the Holders or the Market-Maker in this Agreement or otherwise conflicts with the provisions hereof. The rights granted to the Holders hereunder do not in any way conflict with and are not inconsistent with the rights granted to the holders of the Company's securities or the Market-Maker under any agreement in effect on the date hereof.

         (c) AMENDMENTS AND WAIVERS. The provisions of this Agreement may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, except by the Company and the written consent of the Holders of a majority in principal amount of the Securities affected by such amendment, modification, supplement, waiver or consents or, with respect to Section 4, the written consent of the Market-Maker. Without the consent of the Holder of each Security, however, no modification may change the provisions relating to the payment of Additional Interest.

         (d) NOTICES. All notices and other communications provided for or permitted hereunder shall be made in writing by hand delivery, first-class mail, facsimile transmission, or air courier which guarantees overnight delivery:

                  (1) if to a Holder of the Securities, at the most current address given by such Holder to the Company.

                  (2) if to the Initial Purchasers;

                  Credit Suisse First Boston LLC
                  Eleven Madison Avenue
                  New York, NY 10010-3629
                  Fax No.: (212) 325-8278
                  Attention:  Transactions Advisory Group

         with a copy to:

                  Cravath, Swaine & Moore LLP
                  825 Eighth Avenue
                  New York, NY 10019
                  Fax. No.:   (212) 474 - 3700
                  Attention:  Kris F. Heinzelman, Esq.

                  (3) if to the Market-Maker:

                  J.P. Morgan Securities, Inc.
                  270 Park Avenue
                  New York, NY 10017
                  Fax No.: (212) 270-1063
                  Attention:  Gerry Murray

         with a copy to:

                  Cravath, Swaine & Moore LLP
                  825 Eighth Avenue
                  New York, NY 10019
                  Fax. No.:    (212) 474 - 3700
                  Attention:  Kris F. Heinzelman, Esq.

                  (4) if to the Company, at its address as follows:

                  Interline Brands, Inc.
                  801 W. Bay Street
                  Jacksonville, FL 32004-1605
                  Attention:  William E. Sanford

         with a copy to:

                  Paul, Weiss, Rifkind, Wharton & Garrison LLP
                  1285 Avenue of the Americas
                  New York, NY 10019
                  Fax. No.:   (212) 757-3990
                  Attention:  John C. Kennedy, Esq.

         All such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; three business days after being deposited in the mail, postage prepaid, if mailed; when receipt is acknowledged by recipient's facsimile machine operator, if sent by facsimile transmission; and on the day delivered, if sent by overnight air courier guaranteeing next day delivery.

         (e) THIRD PARTY BENEFICIARIES. The Holders shall be third party beneficiaries to the agreements made hereunder between the Company, on the one hand, and the Initial Purchasers, on the other hand, and shall have the right to enforce such agreements directly to the extent they may deem such enforcement necessary or advisable to protect their rights or the rights of Holders hereunder.

         (f) SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon the Company and its successors and assigns.

         (g) COUNTERPARTS. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

         (h) HEADINGS. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

         (i) GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS.

         (j) SEVERABILITY. If any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

         (k) SECURITIES HELD BY THE COMPANY. Whenever the consent or approval of Holders of a specified percentage of principal amount of Securities is required hereunder, Securities held by the Company or its affiliates (other than subsequent Holders of Securities if such subsequent Holders are deemed to be affiliates solely by reason of their holdings of such Securities) shall not be counted in determining whether such consent or approval was given by the Holders of such required percentage.

         (l) SUBMISSION TO JURISDICTION; WAIVER OF IMMUNITIES. By the execution and delivery of this Agreement, the Issuer and the Guarantors submit to the nonexclusive jurisdiction of the Federal and state courts in the Borough of Manhattan in The City of New York in any suit or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby. To the extent that the Issuer or any of the Guarantors may acquire any immunity from jurisdiction of any court or from any legal process (whether through service of notice, attachment prior to judgment, attachment in aid of execution, execution or otherwise) with respect to itself or its property, it hereby irrevocably waives such immunity in respect of this Agreement, to the fullest extent permitted by law.

         If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Issuer a counterpart hereof, whereupon this instrument, along with all counterparts, will become a binding agreement among the several Initial Purchasers, the Issuer and the Guarantors in accordance with its terms.

                                  Very truly yours,

                                  INTERLINE BRANDS, INC.

                                     by  /s/ William Sanford
                                         --------------------------------------
                                         Name:  William Sanford
                                         Title: Executive Vice President, Chief
                                                Financial Officer and Secretary


                                  WILMAR HOLDINGS, INC.
                                  WILMAR FINANCIAL, INC.

                                     by  /s/ William Sanford
                                         --------------------------------------
                                         Name:  William Sanford
                                         Title: President


                                  GLENWOOD ACQUISITION LLC

                                     by  /s/ William Sanford
                                         --------------------------------------
                                         Name:  William Sanford
                                         Title: President and Chief
                                                Financial Officer

The foregoing Registration
Rights Agreement is hereby confirmed
and accepted as of the date first
above written.

CREDIT SUISSE FIRST BOSTON LLC
J.P. MORGAN SECURITIES, INC.
FLEET SECURITIES, INC.
WACHOVIA SECURITIES INC.
BNY CAPITAL MARKETS, INC.

by:  CREDIT SUISSE FIRST BOSTON LLC

   by
      /s/ Max C. Justice
      -------------------------------
      Name:  Max C. Justice
      Title: Director

                                                                         ANNEX A




Each broker-dealer that receives Exchange Securities for its own account pursuant to the Exchange Offer must acknowledge that it will deliver a prospectus in connection with any resale of such Exchange Securities. The Letter of Transmittal states that by so acknowledging and by delivering a prospectus, a broker-dealer will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act. This Prospectus, as it may be amended or supplemented from time to time, may be used by a broker-dealer in connection with resales of Exchange Securities received in exchange for Initial Securities where such Initial Securities were acquired by such broker-dealer as a result of market-making activities or other trading activities. The Company has agreed that, for a period of 180 days after the consummation of the Registered Exchange Offer (as defined in the Registration Rights Agreement), it will make this Prospectus available to any broker-dealer for use in connection with any such resale. See "Plan of Distribution."

                                                                         ANNEX B




         Each broker-dealer that receives Exchange Securities for its own account in exchange for Initial Securities, where such Initial Securities were acquired by such broker-dealer as a result of market-making activities or other trading activities, must acknowledge that it will deliver a prospectus in connection with any resale of such Exchange Securities. See "Plan of Distribution."

                                                                         ANNEX C


                              PLAN OF DISTRIBUTION

         Each broker-dealer that receives Exchange Securities for its own account pursuant to the Exchange Offer must acknowledge that it will deliver a prospectus in connection with any resale of such Exchange Securities. This Prospectus, as it may be amended or supplemented from time to time, may be used by a broker-dealer in connection with resales of Exchange Securities received in exchange for Initial Securities where such Initial Securities were acquired as a result of market-making activities or other trading activities. The Company has agreed that, for a period of 180 days after the consummation of the Registered Exchange Offer, it will make this prospectus, as amended or supplemented, available to any broker-dealer for use in connection with any such resale. In addition, until [ ], 2003, all dealers effecting transactions in the Exchange Securities may be required to deliver a prospectus.1

         The Company will not receive any proceeds from any sale of Exchange Securities by broker-dealers. Exchange Securities received by broker-dealers for their own account pursuant to the Exchange Offer may be sold from time to time in one or more transactions in the over-the-counter market, in negotiated transactions, through the writing of options on the Exchange Securities or a combination of such methods of resale, at market prices prevailing at the time of resale, at prices related to such prevailing market prices or negotiated prices. Any such resale may be made directly to purchasers or to or through brokers or dealers who may receive compensation in the form of commissions or concessions from any such broker-dealer or the purchasers of any such Exchange Securities. Any broker-dealer that resells Exchange Securities that were received by it for its own account pursuant to the Exchange Offer and any broker or dealer that participates in a distribution of such Exchange Securities may be deemed to be an "underwriter" within the meaning of the Securities Act and any profit on any such resale of Exchange Securities and any commission or concessions received by any such persons may be deemed to be underwriting compensation under the Securities Act. The Letter of Transmittal states that, by acknowledging that it will deliver and by delivering a prospectus, a broker-dealer will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

         For a period of 180 days after the consummation of the Registered Exchange Offer the Company will promptly send additional copies of this Prospectus and any amendment or supplement to this Prospectus to any broker-dealer that requests such documents in the Letter of Transmittal. The Company has agreed to pay all expenses incident to the Exchange Offer (including the expenses of one counsel for the Holders of the Securities) other than commissions or concessions of any brokers or dealers and will indemnify the Holders of the Securities (including any broker-dealers) against certain liabilities, including liabilities under the Securities Act.




-------------
   1 In addition, the legend required by Item 502(e) of Regulation S-K will appear on the inside front cover page of the Exchange Offer prospectus below the Table of Contents.

                                                                         ANNEX D



[ ] CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL
    COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

    Name:
             ---------------------------------------------
    Address:
             ---------------------------------------------




If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of Exchange Securities. If the undersigned is a broker-dealer that will receive Exchange Securities for its own account in exchange for Initial Securities that were acquired as a result of market-making activities or other trading activities, it acknowledges that it will deliver a prospectus in connection with any resale of such Exchange Securities; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

                                                                       EXHIBIT A




                             INTERLINE BRANDS, INC.

             FORM OF SELLING SECURITYHOLDER NOTICE AND QUESTIONNAIRE

                                (DATE OF MAILING)

                      URGENT-IMMEDIATE ATTENTION REQUESTED

                             DEADLINE FOR RESPONSE:


The Depository Trust Company ("DTC") has identified you as a DTC Participant through which beneficial interests in the 11 1/2% Senior Subordinated Notes due 2011 (the "Securities") of Interline Brands, InC. (the "Company") are held.

The Company is in the process of registering the Securities under the Securities Act of 1933, as amended, for resale by the beneficial owners thereof. In order to have their Securities included in the registration statement, beneficial owners must complete and return the enclosed Selling Securityholder Notice and Questionnaire.

IT IS IMPORTANT THAT BENEFICIAL OWNERS OF THE SECURITIES RECEIVE A COPY OF THE ENCLOSED MATERIALS AS SOON AS POSSIBLE as their rights to have the Securities included in the registration statement depend upon their returning the Notice and Questionnaire by o. Please forward a copy of the enclosed documents to each beneficial owner that holds interests in the Securities through you. If you require more copies of the enclosed materials or have any questions pertaining to this matter, please contact o.

                 SELLING SECURITYHOLDER NOTICE AND QUESTIONNAIRE


         The undersigned holder (the "selling securityholder") of 11 1/2% Senior Subordinated Notes Due 2011 (the "registrable securities") of Interline Brands, Inc. (the "Company"), understands that the Company and certain of its subsidiaries have filed or intend to file with the Securities and Exchange Commission (the "SEC") a registration statement on an appropriate form for the registration of the resale under Rule 415 of the Securities Act of 1933, as amended (the "Securities Act"), in accordance with the terms of the Registration Rights Agreement dated as of the issue date of the registrable securities, among the Company, the guarantors listed on the signature page thereto and the initial purchasers party thereto (the "Registration Rights Agreement"). A copy of the Registration Rights Agreement is available from the Company upon request at the address set forth above.

         Each beneficial owner of registrable securities is entitled to the benefits of the Registration Rights Agreement. In order to sell or otherwise dispose of any registrable securities pursuant to the shelf registration statement (or any additional registration statement related thereto), a beneficial owner of registrable securities generally will be required to be named as a selling securityholder in the related prospectus, deliver a prospectus to purchasers of registrable securities and be bound by those provisions of the Registration Rights Agreement applicable to such beneficial owner (including certain indemnification provisions, as described below). Beneficial owners are encouraged to complete and deliver this Notice and Questionnaire prior to the effectiveness of the shelf registration statement so that such beneficial owners may be named as selling securityholders in the related prospectus at the time of effectiveness. Any beneficial owner of registrable securities wishing to include its registrable securities must deliver to the Company a properly completed and signed copy of this Notice and Questionnaire. The Company has agreed to pay additional interest pursuant to the Registration Rights Agreement under certain circumstances as set forth therein.

         Certain legal consequences arise from being named as a selling securityholder in the shelf registration statement (or any additional registration statement related thereto) and the related prospectus. Accordingly, holders and beneficial owners of registrable securities are advised to consult their own securities law counsel regarding the consequences of being named or not being named as a selling securityholder in the shelf registration statement (or any additional registration statement related thereto) and the related prospectus.

NOTICE

         The undersigned selling securityholder hereby gives notice to the Company of its intention to sell or otherwise dispose of registrable securities beneficially owned by it and listed below in Item 3 (unless otherwise specified under Item 3) pursuant to the shelf registration statement (or any additional registration statement related thereto). The undersigned, by signing and returning this Notice and Questionnaire, understands and agrees that it will be bound by the terms and conditions of this Notice and Questionnaire and the Registration Rights Agreement.

         The undersigned hereby provides the following information to the Company and represents and warrants that such information is accurate and complete.

                                                                       EXHIBIT A


QUESTIONNAIRE

1. (a)   Full legal name of selling securityholder:

         -----------------------------------------------------------------------

   (b) Full legal name of registered holder (if not the same as (a) above) through which registrable securities listed in (3) below are held:

         -----------------------------------------------------------------------

         -----------------------------------------------------------------------

   (c) Full legal name of The Depository Trust Company participant (if applicable and if not the same as (b) above) through which registrable securities listed in (3) below are held:

         -----------------------------------------------------------------------

2.       Address for notices to selling securityholder:

         -----------------------------------------------------------------------

         -----------------------------------------------------------------------

         -----------------------------------------------------------------------

         Telephone (including area code):
                                         ---------------------------------------
         Fax (including area code):
                                    --------------------------------------------
         Contact Person:
                         -------------------------------------------------------

3.       Beneficial ownership of registrable securities:

   (a)   Type and Principal Amount of registrable securities beneficially owned:

         -----------------------------------------------------------------------

         -----------------------------------------------------------------------

   (b)   CUSIP No(s). of such registrable securities beneficially owned:

         -----------------------------------------------------------------------

         -----------------------------------------------------------------------

4. Beneficial ownership of the securities of the Company owned by the selling securityholder:

         EXCEPT AS SET FORTH BELOW IN THIS ITEM (4); THE UNDERSIGNED IS NOT THE BENEFICIAL OR REGISTERED OWNER OF ANY SECURITIES OF THE COMPANY OTHER THAN REGISTRABLE SECURITIES LISTED ABOVE IN ITEM (3).

   (a) Type and Amount of other securities of the Company beneficially owned by the selling securityholder:

         -----------------------------------------------------------------------

         -----------------------------------------------------------------------

   (b) CUSIP No(s). of such other securities of the Company beneficially owned:

         -----------------------------------------------------------------------

         -----------------------------------------------------------------------

   (c)   The amount securities to be offered for the security holder's account:

         -----------------------------------------------------------------------

         -----------------------------------------------------------------------

   (d) The amount and (if one percent or more) the percentage of the class to be owned by such selling securityholder after completion of the offering:

         -----------------------------------------------------------------------

         -----------------------------------------------------------------------

5.       RELATIONSHIP WITH THE COMPANY:

         EXCEPT AS SET FORTH BELOW, NEITHER THE UNDERSIGNED NOR ANY OF ITS AFFILIATES (AS DEFINED BELOW), OFFICERS, DIRECTORS OR PRINCIPAL EQUITY HOLDERS (5% OR MORE) HAS HELD ANY POSITION OR OFFICE OR HAS HAD ANY OTHER MATERIAL RELATIONSHIP WITHIN THE PAST 3 YEARS WITH THE COMPANY OR ANY OF ITS PREDECESSORS OR AFFILIATES.

         State any exception here:

         -----------------------------------------------------------------------

         -----------------------------------------------------------------------

         -----------------------------------------------------------------------

6.       Plan of distribution:

         EXCEPT AS SET FORTH BELOW, THE UNDERSIGNED (INCLUDING ITS DONEES OR PLEDGEES) INTENDS TO DISTRIBUTE THE REGISTRABLE SECURITIES LISTED ABOVE IN ITEM (3) PURSUANT TO THE SHELF REGISTRATION STATEMENT (OR ANY ADDITIONAL REGISTRATION STATEMENT RELATED THERETO) ONLY AS FOLLOWS (IF AT ALL). SUCH REGISTRABLE SECURITIES MAY BE SOLD FROM TIME TO TIME DIRECTLY BY THE UNDERSIGNED OR, ALTERNATIVELY, THROUGH UNDERWRITERS, IN ACCORDANCE WITH THE REGISTRATION RIGHTS AGREEMENT, BROKER-DEALERS OR AGENTS. IF THE REGISTRABLE SECURITIES ARE SOLD THROUGH UNDERWRITERS OR BROKER-DEALERS, THE SELLING SECURITYHOLDER WILL BE RESPONSIBLE FOR UNDERWRITING DISCOUNTS OR COMMISSIONS OR AGENT'S COMMISSIONS. SUCH REGISTRABLE SECURITIES MAY BE SOLD IN ONE OR MORE TRANSACTIONS AT FIXED PRICES, AT PREVAILING MARKET PRICES AT THE TIME OF SALE, AT VARYING PRICES DETERMINED AT THE TIME OF SALE, OR AT NEGOTIATED PRICES. SUCH SALES MAY BE EFFECTED IN TRANSACTIONS (WHICH MAY INVOLVE BLOCK TRANSACTIONS) (I) ON ANY NATIONAL SECURITIES EXCHANGE OR QUOTATION SERVICE ON WHICH THE REGISTRABLE SECURITIES MAY BE LISTED OR QUOTED AT THE TIME OF SALE, (II) IN THE OVER-THE-COUNTER MARKET, (III) OTHERWISE THAN ON SUCH EXCHANGES OR SERVICES OR IN THE OVER-THE-COUNTER MARKET, OR (IV) THROUGH THE WRITING OF OPTIONS. IN CONNECTION WITH SALES OF THE REGISTRABLE SECURITIES OR OTHERWISE, THE UNDERSIGNED MAY ENTER INTO HEDGING TRANSACTIONS WITH BROKER-DEALERS, WHICH MAY IN TURN ENGAGE IN SHORT SALES OF THE REGISTRABLE SECURITIES AND DELIVER REGISTRABLE SECURITIES TO CLOSE OUT SUCH SHORT POSITIONS, OR LOAN OR PLEDGE REGISTRABLE SECURITIES TO BROKER-DEALERS THAT IN TURN MAY SELL SUCH SECURITIES.

         State any exceptions here:

         -----------------------------------------------------------------------

         -----------------------------------------------------------------------

         -----------------------------------------------------------------------

         -----------------------------------------------------------------------

7.       NASD affiliates and Relationships with Broker-Dealers:

         EXCEPT AS SET FORTH BELOW, THE UNDERSIGNED IS NOT A BROKER OR DEALER (AS SUCH TERMS ARE DEFINED IN THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED (THE "EXCHANGE ACT"), OR AN "AFFILIATE" (SEE DEFINITION ABOVE) OF ANY BROKER OR DEALER.

         State any exceptions here:

         -----------------------------------------------------------------------

         -----------------------------------------------------------------------

         If the undersigned is not a broker-dealer but is an affiliate of a broker-dealer, please check the appropriate box next to each statement if the following statements are true:

                  |_| the undersigned has acquired the registrable securities in the ordinary course of its business

                  |_| the undersigned did not have any arrangement or agreement with any person with respect to the distribution of the registrable securities at the time that it acquired the registrable securities


         The undersigned acknowledges, agrees and understands that if (a) the undersigned is a broker or dealer or (b) unless both of the above boxes are checked, the undersigned is an affiliate of a broker or dealer, the undersigned may need to be identified as an "underwriter" in the shelf registration statement (or any additional registration statement related thereto) and the related prospectus.

         LIST THE NAME AND ADDRESS OF ANY NASD AFFILIATE AND BRIEFLY DESCRIBE THE NATURE OF THE RELATIONSHIP AND ANY ARRANGEMENTS RELATING TO THE SALE OF ANY OF THE REGISTRABLE SECURITIES:

         -----------------------------------------------------------------------

         -----------------------------------------------------------------------

                  The undersigned acknowledges that it understands its obligation to comply with the provisions of the Securities Act and the Exchange Act and the rules thereunder relating to prospectus delivery requirements, stock manipulation, particularly Regulation M thereunder (or any successor rules or regulations), in connection with any offering of registrable securities pursuant to the shelf registration statement, or fail to take such action. The undersigned agrees that neither it nor any person acting on its behalf will engage in any transaction, or fail to take such action, in violation of such provisions.

                  The selling securityholder hereby acknowledges its obligations under the Registration Rights Agreement to indemnify and hold harmless certain persons as set forth therein.

                  Pursuant to the Registration Rights Agreement, the Company has agreed under certain circumstances to indemnify the selling securityholders against certain liabilities.

                  In accordance with the undersigned's obligation under the Registration Rights Agreement to provide such information as may be required by law for inclusion in the shelf registration statement (or any additional registration statement related thereto) and the related prospectus, the undersigned agrees to promptly notify the company of any inaccuracies or changes in the information provided herein that may occur subsequent to the date hereof at any time while the shelf registration statement (or any additional registration statement related thereto) and the related prospectus remain effective. All notices hereunder and pursuant to the registration rights agreement shall be made in writing at the address set forth below.

                  By signing below, the undersigned consents to the disclosure of the information contained herein in its answers to items (1) through (7) above and the inclusion of such information in the shelf registration statement (or any additional registration statement related thereto) and the related prospectus. The undersigned understands that such information will be relied upon by the Company in connection with the preparation or amendment of the shelf registration statement (or any additional registration statement related thereto) and the related prospectus.


                  IN WITNESS WHEREOF, the undersigned, by authority duly given, has caused this Notice and Questionnaire to be executed and delivered either in person or by its duly authorized agent.


                                         Beneficial Owner


                                         By: /s/
                                             -------------------------------
                                             Name:
                                             Title:

Dated: